UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2024

CalAmp Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-12182	95-3647070
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15635 Alton Parkway Suite 250
Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 600-5600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 per share	CAMP	Nasdaq Global Select Market*

*	On June 3, 2024, The Nasdaq Stock Market LLC determined to delist CalAmp Corp.’s common stock, par value $0.01 per share, and to suspend trading thereof on June 12, 2024.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03	Bankruptcy or Receivership.

As previously disclosed, on June 3, 2024, CalAmp Corp. (“CalAmp” or the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”), with a prepackaged chapter 11 plan (the “Chapter 11 Cases”) as contemplated by the Restructuring Support Agreement, dated May 31, 2024 (the “RSA”). The Chapter 11 Cases are jointly administered under the caption In re: CalAmp Corp., et al., Case Number 24-11136. The Debtors have continued to operate their businesses as “debtors in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Confirmation of the Plan of Reorganization

As contemplated in the RSA, on June 3, 2024, the Debtors filed the Joint Prepackaged Chapter 11 Plan of Reorganization of CalAmp Corp. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code, which was subsequently amended on July 9, 2024 (as amended, the “Plan”), a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings ascribed to such terms in the Plan.

On July 11, 2024, the Bankruptcy Court entered an order (Docket No. 133) (the “Confirmation Order”) confirming the Plan. A copy of the Confirmation Order is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On the date the Plan is effective (the “Effective Date”), (i) all of the shares of common stock, par value $0.01 per share, of the Company (the “Existing Equity Interests”), together with any shares of restricted stock, restricted stock units, or any other right to receive equity in the Company, in each case, outstanding immediately prior to the Effective Date, will be cancelled, discharged and of no further force and effect and (ii) the Company will become a privately held company.

Summary of Material Terms of Bankruptcy Plan

The following is a summary of the material terms of the Plan. This summary highlights only certain material substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan, the definitive documents implementing the Plan and the Confirmation Order.

The Plan contemplates that the Debtors will continue their day-to-day operations substantially as currently conducted and that all of their commercial and operational contracts will remain in effect in accordance with their terms preserving the rights of all parties.

On the Effective Date, all Secured Notes Claims held by Lynrock Lake Master Fund LP (“Lynrock”) will be cancelled in exchange for 100% of the New Equity Interests of CalAmp. Also on the Effective Date, the Debtors will continue to pay or dispute each General Unsecured Claim in the ordinary course of business as if the Chapter 11 Cases had never been commenced. On the Effective Date, all classes of preferred and common securities issued by the Company will be cancelled and thereafter deregistered, at which time Company will cease to be a publicly traded company.

There is no specific number of New Equity Interests reserved for future issuance in respect of claims and interests filed and allowed under the Plan. The New Equity Interests are not expected to be listed on any national securities exchange or registered with the Securities and Exchange Commission.

Unless otherwise specified, the treatment set forth in the Plan and Confirmation Order will be in full satisfaction of all claims against and interests in the Debtors, which will be discharged on the Effective Date.

Additional information regarding the classification and treatment of claims and interests can be found in Article III of the Plan.

The foregoing summaries of the Plan and the Confirmation Order do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan and the Confirmation Order, respectively.

Amended Credit Agreement

On the Effective Date, the Reorganized Debtors will enter into the First Amendment to Credit Agreement by and among CalAmp as the borrower (the “Borrower”), the other parties thereto, and Lynrock as lender (the “Amended Credit Agreement”). The Amended Credit Agreement has a seven year maturity, subject to optional and mandatory repayment provisions. Loans under the New Credit Agreement bear interest at an annual rate equal to the secured overnight financing rate as defined in the Amended Credit Agreement plus 6.75%.

Settlement, Releases and Exculpations

The Plan incorporates an integrated compromise and settlement of claims with the parties to the RSA to achieve a beneficial and efficient resolution of the Chapter 11 Cases. Unless otherwise specified, the settlement, distributions, and other benefits provided under the Plan, including the releases and exculpation provisions included therein, are in full satisfaction of all claims and causes of action that could be asserted as set forth in the Plan.

The Plan provides releases and exculpations for the benefit of the Debtors, certain of the Debtors’ claimholders, holders of interests, other parties in interest and various parties related thereto, each in their capacity as such, from various claims and causes of action, as further set forth in the Plan.

Post-Emergence Governance and Management

On the Effective Date, except as contemplated by the Plan or the documents to be executed in connection with the Plan, each of the Reorganized Debtors will continue to exist after the Effective Date as a separate entity pursuant to the applicable law in the jurisdiction in which each applicable Debtor is incorporated or formed and pursuant to the governance documents in effect prior to the Effective Date, except to the extent such New Corporate Governance Documents are amended under the Plan or otherwise.

On the Effective Date, the terms of the members of each of the Debtors’ boards of directors, boards of managers, sole managers, or other governing bodies will end, and the reorganized board of directors of CalAmp will initially consist of Cynthia Paul. The existing officers of the Debtors on the Effective Date will remain in their current capacities as officers of the Reorganized Debtors.

Share Information

As of July 11, 2024, CalAmp had 1,722,463 shares of common stock, par value $0.01 per share, issued and outstanding. As disclosed above, on or around the Effective Date, all of such Equity Interests will be cancelled.

Assets and Liabilities

Information regarding the assets and liabilities of the Debtors as of the most recent practicable date is hereby incorporated by reference to CalAmp’s Quarterly Report on Form 10-Q for the period ended November 20, 2023 (the “Form 10-Q”), filed with the Securities and Exchange Commission on January 9, 2024. This information should not be viewed as indicative of future results. A copy of the Form 10-Q is filed as Exhibit 13.1 hereto and incorporated by reference herein.

Forward Looking Statements

This Current Report on Form 8-K, and certain materials CalAmp files with the SEC, as well as information included in oral statements or other written statements made or to be made by CalAmp, other than statements of historical fact, contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including but not limited to statements regarding the Chapter 11 Case, the Plan and actions expected to be taken on or after the date hereof in connection with the effectiveness of the Plan. These forward-looking statements are based on current expectations, estimates, assumptions, projections and management’s beliefs, that are subject to change. There can be no assurance that these forward-looking statements will be achieved; these statements are not guarantees of future performance and are subject to certain risks, uncertainties, and other factors, many of which are beyond CalAmp’s control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Factors that could cause actual outcomes and results to differ materially from such forward-looking statements include, but are not limited to, the bankruptcy process and the Company’s ability to consummate the Plan. The Company’s business is subject to a number of risks, which are described more fully in CalAmp’s Annual Report on Form 10-K for the year ended February 28, 2023, as amended, its Quarterly Reports on Form 10-Q, and in its other filings with the SEC. Except as required by law, CalAmp undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1	Amended Joint Prepackaged Chapter 11 Plan of Reorganization of CalAmp Corp. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code

13.1	Quarterly Report on Form 10-Q for the quarterly period ended November 30, 2023, filed on January 9, 2024

99.1	Findings Of Fact, Conclusions Of Law, And Order (I) Approving The Disclosure Statement For, And Confirming The Joint Prepackaged Chapter 11 Plan Of Reorganization Of CalAmp Corp. And Its Debtor Affiliates Pursuant To Chapter 11 Of The Bankruptcy Code And (II) Granting Related Relief

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMP CORP.

Date: July 17, 2024	By:	/s/ Jikun Kim
Jikun Kim Senior Vice President and CFO (Principal Financial Officer)

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